Exhibit 24.1

                                POWER OF ATTORNEY
                    Unocal Deferred Compensation Plan of 2005


         By signing below, each of the undersigned officers and/or directors of Unocal Corporation, a Delaware corporation, hereby constitutes and appoints Samuel H. Gillespie, John A. Briffett and Darrell D. Chessum, and each of them severally, with full power of substitution and resubstitution, as his or her true and lawful attorneys-in-fact and agents to sign for the undersigned and in the name of the undersigned, in any and all capacities, the Registration Statement(s) on Form S-8 to which this Power of Attorney shall be filed as an exhibit and any or all amendments (including any post-effective amendments) to such Registration Statement and to file the same with all exhibits thereto, including this Power of Attorney, and any and all applications and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned could do if personally present. Each of the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of July 14, 2005.

        SIGNATURE                                 TITLE


/s/ Charles R. Williamson                         Chief Executive Officer and
----------------------------                      Chairman of the Board
  Charles R. Williamson

/s/ Terry G. Dallas                               Executive Vice President and
----------------------------                      Chief Financial Officer
     Terry G. Dallas

                                                  Vice President and Comptroller
----------------------------                      (Principal Accounting Officer)
     John A. Briffett

/s/ John W. Creighton, Jr                         Vice Chairman of the Board
----------------------------
  John W. Creighton, Jr

/s/ Craig Arnold                                  Director
----------------------------
       Craig Arnold

/s/ James W. Crownover                            Director
----------------------------
    James W. Crownover

/s/ Ferrell P. McClean                            Director
----------------------------
    Ferrell P. McClean

/s/ Richard D. McCormick                          Director
----------------------------
   Richard D. McCormick

/s/ Donald B. Rice                                Director
----------------------------
      Donald B. Rice

/s/ Kevin W. Sharer                               Director
----------------------------
     Kevin W. Sharer

/s/ Mark A. Suwyn                                 Director
----------------------------
      Mark A. Suwyn

/s/ Marina v.N. Whitman                           Director
----------------------------
   Marina v.N. Whitman


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